Number                                                              Shares
IC
COMMON STOCK                                                     COMMON STOCK
                         Internet Capital Group, Inc.

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 46059C 10 6

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT:



IS THE OWNER OF:

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

  ------------------------                            ------------------------
--------------------------Internet Capital Group, Inc.--------------------------
  ------------------------                            ------------------------

   Hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person, or by his duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions contained in the Corporation's Certificate of Incorporation (copies of which are on file with the Transfer Agent), to all of the provisions the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                     [SEAL OF INTERNET CAPITAL GROUP, INC.
                     CORPORATE 1999 DELAWARE APPEARS HERE]

/s/ Henry N. Nassau                        /s/ Walter W. Buckley, III

        SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         (RIDGEFIELD PARK, NJ)  TRANSFER AGENT
                                                 AND REGISTRAR

                         INTERNET CAPITAL GROUP, INC.

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's secretary at the principal office of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entities
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common

UNIF TRANS MIN ACT-___________ Custodian ____________
                      (Cust)                (Minor)

                    under Uniform Transfers to Minors Act

                    __________________________
                               (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _____________________ hereby, sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                                       X
     ---------------------------------       -----------------------------------
                                            X
                                             -----------------------------------
NOTE: (1..The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every possible way without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:
                        ------------------------------------------
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S E C RULE 1/ACT 1b

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.